united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/21

Item 1. Reports to Stockholders.

CENTERSTONE INVESTORS

2021 ANNUAL REPORT

March 31, 2021

CENTERSTONE INVESTORS FUND

CLASS I	CLASS A	CLASS C
CENTX	CETAX	CENNX

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Centerstone Investors ♦ Annual Report ♦ March 31, 2021

TABLE OF CONTENTS

3	CENTERSTONE’S DISTINCT INVESTMENT APPROACH

4	CENTERSTONE’S OPERATING PRINCIPLES

5	CENTERSTONE’S GUIDELINES TO INTELLIGENT INVESTING

6	SHAREHOLDER LETTER

CENTERSTONE INVESTORS FUND

10	Centerstone Investors Fund Overview

12	Portfolio of Investments

CENTERSTONE INTERNATIONAL FUND

16	Centerstone International Fund Overview

18	Portfolio of Investments

21	STATEMENTS OF ASSETS AND LIABILITIES

23	STATEMENTS OF OPERATIONS

24	STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

26	Centerstone Investors Fund

28	Centerstone International Fund

30	NOTES TO FINANCIAL STATEMENTS

55	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

57	FUNDS’ EXPENSES

59	SUPPLEMENTAL INFORMATION

67	PRIVACY NOTICE

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	1

2	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE’S DISTINCT INVESTMENT APPROACH
(Unaudited)

Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not “equity” analysts. Business analysis is a more holistic approach which includes the entirety of a firm’s capital structure and allows us, in our opinion, to more accurately gauge the prospects for impairment in business value.

“Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not ‘equity’ analysts.”

As the name of the firm states, we are investors, which implies a long-term time horizon. Since most peers operate on an annual cycle, they attempt to maximize short-term gains. Being privately owned with an employee ownership culture allows us, in our opinion, to more effectively align our interests with our investors.

We define risk simply as the chance for permanent loss of capital. Our distinct investment approach seeks to minimize losses at a portfolio level by trying to have adequate diversification of risks. We will default to cash and high quality bonds in the absence of qualifying investments. It is our belief that our risk management techniques on a security-level and portfolio-level attempt to address the risk most commonly defined by shareholders: volatility.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	3

CENTERSTONE’S OPERATING PRINCIPLES
(Unaudited)

TIME HORIZON

♦	Long-term investment horizon

♦	Emphasis on long-term earnings power, rather than current earnings

MARGIN OF SAFETY AND INTRINSIC VALUE

♦	Invest in a security after we have determined that the market price is lower than its intrinsic value, the difference being our margin of safety

♦	Margin of safety affords us a cushion to potentially avoid paying more than its intrinsic value

SEEK TO MANAGE RISK THROUGH BOTTOM-UP RESEARCH

♦	In our opinion, it is important to avoid highly leveraged businesses, specifically because they are more exposed to an impairment of value during periods of industry or economic distress

♦	Focus our efforts on understanding the likelihood of a change in the earnings power of a business due to changing competitive dynamics, technological challenges and regulations, among other factors

♦	In most cases, we will avoid shareholder-unfriendly businesses as it relates to management’s capital allocation decisions

GENERAL MARKET RISK WITHIN A BOTTOM-UP APPROACH

♦	In environments with an insufficient margin of safety, fully invested portfolio mandates can become too exposed to the risk of loss by owning potentially overvalued securities, while a more flexible policy may help to reduce that risk by holding a reserve in cash and high quality debt instruments

4	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

(Unaudited)

CENTERSTONE'S GUIDELINES TO INTELLIGENT INVESTING

A long-term time horizon and the avoidance of permanent capital loss are the keys to a successful investment strategy

Business quality, balance sheet quality, and management quality are as important as price in considering the difference between an investment and speculation

The flexibility to hold reserves is an important tool in the event that bottom-up search yields few opportunities

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	5

Abhay Deshpande, CFA CHIEF INVESTMENT OFFICER	DEAR FELLOW CENTERSTONE SHAREHOLDERS,

Value investors are familiar with the concept of cancel culture, having been canceled years ago. We have this passion for fundamental research; an obsession with reading annual reports and modeling cash flows. We are also long-term-minded. It is this long-term mindset that, we believe, enables the emotional separation necessary to survive successive market cycles. In an on-demand world of instant gratification, this can seem almost quaint. However, I learned early in my career that while bull markets can be fun, most have proven to be cyclical. It is the other side of the market cycle — which has a way of reclaiming much of the gains made in the good times — that led me to the margin of safety investment framework. And it is the reason I have stuck with that framework throughout my career. On balance and over time, it has served our clients well.

CONCENTRATING ON QUALITY AND VALUE

The Centerstone Funds evolved from the beginning of the COVID-19 crisis until present by becoming more invested and more concentrated. There are two main perspectives on concentration. My mentor, Jean Marie Eveillard, used to derisively regard concentration as a “bull market phenomenon,” while the late Marty Whitman would refer derisively to diversification as a “surrogate for knowledge.” As usual, I am somewhere in the middle. After a long bull market, I do prefer to have greater diversification and greater reserves due to the implicitly higher risks in extended markets. But that said, after substantial declines I have always found myself narrowing the portfolios and becoming more fully invested as well.

A common phenomenon is the indiscriminate selling that occurs during these market phases, which allows me to tilt the portfolios to the securities that exhibit the greatest combination of quality and value. The extent of the concentration typically depends on the extent of the preceding bear market. In the current case, we have been moving into smaller non-US value stocks.

6	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

SHAREHOLDER LETTER
March 31, 2021

The portfolios’ compositions trend toward small and mid-cap non-US stocks even as such stocks have had a strong rebound from their bottoms. This area of the global market continues to offer ample opportunities likely because of the depth of its down cycle which began several years ago. Continuing the trend we saw begin last summer, results for many companies in the portfolios continue to exceed expectations. While disruptions in the global supply chain are causing some short-term issues, we remain cautiously optimistic about the underlying trend in fundamentals.

VALUE-CRYSTALIZING EVENTS

One of the great pleasures for stock pickers is when we come across ideas that few others know about. It is usually because the company has undergone some unnoticed change, it may be small, or maybe it is just out of favor. Better still is when that underappreciated company has, what we believe, a materially mispriced stock. The Funds are filled with such companies. Recently we had our largest position taken out and two other long-term holdings had value-crystalizing events. These are just some examples of what eventually tends to happen when stock market prices overstay their welcome in undervalued territory. Eventually, knowledgeable buyers emerge. The only real variable is time and of that Centerstone has plenty.

FIVE YEAR ANNIVERSARY

As Centerstone nears its 5th birthday this May, I would like to take this opportunity, on behalf of all of us at Centerstone Investors, to thank you for your confidence and support. While the future remains as uncertain as ever, we remain confident that Centerstone Funds are well-positioned for another five years and beyond. This confidence is grounded in our passion for fundamental research, our long-term mindset, our margin of safety investment framework and our determination to keep learning. We believe from a stock picking perspective, there is no greater position to be in.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	7

DISCUSSION OF FUND PERFORMANCE

CENTERSTONE INVESTORS FUND

For the fiscal year ended March 31, 2021, the Centerstone Investors Fund Class I shares (CENTX) returned 53.22%, Class A shares (CETAX) returned 52.79% and Class A shares with a sales charge (CETAX) returned 45.16% compared with 54.60% for the MSCI ACWI Index and 54.03% for the MSCI World Index, respectively. The Fund’s reserves* made up 4.76% of the portfolio on average for the fiscal year and 9.93% of the portfolio as of March 31, 2021.

During the fiscal year, the Centerstone Investors Fund’s five largest contributors to performance were Mohawk Industries (United States, US Equity, Consumer Discretionary), Kerry Logistics (Hong Kong, Foreign Equity, Industrials), Covetrus (United States, US Equity, Health Care), Brenntag (Germany, Foreign Equity, Industrials) and ICL Group (Israel, Foreign Equity, Materials), collectively adding 16.39% to performance. The five largest detractors were Ubisoft Entertainment (France, Foreign Equity, Communication Services), Fresnillo (Mexico, Foreign Equity, Materials), Franco-Nevada (Canada, Foreign Equity, Materials), Coast Capital Midas Fund LP (Canada, Private Fund, Materials) and Sysco (United States, US Equity, Consumer Staples), collectively subtracting 1.88% from performance.

CENTERSTONE INTERNATIONAL FUND

For the fiscal year ended March 31, 2021, the Centerstone International Fund Class I shares (CINTX) returned 42.49%, Class A shares (CSIAX) returned 42.03% and Class A shares with a sales charge (CSIAX) returned 34.92% compared with 49.41% for the MSCI ACWI Ex-US Index and 44.57% for the MSCI EAFE Index, respectively. The Fund’s reserves* made up 1.95% of the portfolio on average for the fiscal year and 3.36% of the portfolio as of March 31, 2021.

8	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

SHAREHOLDER LETTER
March 31, 2021

During the fiscal year, the Centerstone International Fund’s five largest contributors to performance were Kerry Logistics (Hong Kong, Foreign Equity, Industrials), Brenntag (Germany, Foreign Equity, Industrials), ICL Group (Israel, Foreign Equity, Materials), Coast Capital Mercury Fund LP (United Kingdom, Private Fund, Industrials) and Mekonomen (Sweden, Foreign Equity, Consumer Discretionary), collectively adding 19.92% to performance. The five largest detractors were Ubisoft Entertainment (France, Foreign Equity, Communication Services), Fresnillo (Mexico, Foreign Equity, Materials), Barrick Gold (Canada, Foreign Equity, Materials), Coast Capital Midas Fund LP (Canada, Private Fund, Materials) and Perrigo (Ireland, Foreign Equity, Health Care), collectively subtracting 1.96% from performance.

We appreciate our partnership and we look forward to celebrating more anniversaries.

Sincerely,

Abhay Deshpande, CFA

CHIEF INVESTMENT OFFICER

*	Reserve positions are cash & cash equivalents, treasury securities and short-term high quality bonds.

The commentary represents the opinion of Centerstone Investors as of March 2021, and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada.

All indices provide total returns in US dollars with net dividends reinvested.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

6162-NLD-4/20/2021

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	9

CENTERSTONE INVESTORS FUND OVERVIEW (Unaudited)

Seeks long-term growth of capital	Global investments across industries, market capitalizations and capital structure	Invest in global equities and fixed income, with a bottom-up value approach. Weightings will vary depending on opportunities

					Since
PERFORMANCE	1 Month	3 Month	1 Year	3 Year	Inception*
Class I (CENTX)	4.31%	8.92%	53.22%	6.36%	7.31%
Class A (CETAX)	4.33	8.86	52.79	6.10	7.04
Class A (CETAX) with Sales Charge†	–0.91	3.42	45.16	4.29	5.92
Class C (CENNX)	4.22	8.62	51.71	5.31	6.34
MSCI ACWI Index	2.67	4.57	54.60	12.07	13.33
MSCI World Index	3.33	4.92	54.03	12.81	13.42

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s total annual operating expenses, before any fee waivers, are 1.47% for Class A shares, 2.22% for Class C shares, and 1.22% for Class I shares per the Fund’s Prospectus dates March 5, 2021. A maximum contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares made within 18 months of purchase when an initial sales charge was not paid. A contingent deferred sales charge of 1.00% applies to redemptions of Class C shares within 12 months of purchase. Redemptions of any class share within 30 days of purchase are subject to a 2.00% redemption fee. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006. Investors are not able to invest directly in the indices referenced in the illustration above and unmanaged index returns do not reflect any fees, expenses or sales charges. Definitions for the indices can be found on page 11.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Gold & Gold-Related (US)	4.64%	Fraport (DEU)	2.92%
Mohawk Industries (US)	4.02	Ubisoft Entertainment (FRA)	2.84
ICL Group (ISR)	3.19	O’Reilly Automotive (US)	2.83
Genting (MYS)	3.15	Air Liquide (FRA)	2.81
3M (US)	3.02	Mekonomen (SWE)	2.79
		TOTAL	32.21%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

10	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CLASS I		CLASS A		CLASS C
CENTX	♦	CETAX	♦	CENNX
(Unaudited)

GROWTH OF A $10,000 INITIAL INVESTMENT

Fund inception date is May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is not available for direct investment.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is not available for direct investment. All indices provide total returns in US dollars with net dividends reinvested.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	11

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2021

Shares	Security	Fair Value
COMMON STOCK – 81.85%
CANADA – 3.81%
107,169	TC Energy Corp. (a)(b)	$4,912,872
28,743	Franco-Nevada Corp.	3,601,210
100,655	Barrick Gold Corp.	1,996,761
		10,510,843
CHILE – 2.42%
316,306	Cia Cervecerias Unidas SA - ADR	5,589,127
102,546,552	Vina San Pedro Tarapaca SA (c)	1,074,665
		6,663,792
DENMARK – 2.53%
374,187	ISS A/S*	6,975,543

FINLAND – 1.70%
447,726	Wartsila OYJ Abp	4,690,784

FRANCE – 9.50%
101,495	Ubisoft Entertainment SA*	7,722,229
46,721	Air Liquide SA	7,632,212
47,953	Eiffage SA*	4,800,178
42,363	Sodexo SA*	4,062,758
12,920	Schneider Electric SE	1,973,456
		26,190,833
GERMANY – 2.87%
130,322	Fraport AG Frankfurt Airport Services Worldwide*	7,924,168

HONG KONG – 3.51%
866,845	Hongkong Land Holdings Ltd.	4,256,209
2,876,781	PAX Global Technology Ltd.	3,089,891
775,000	Kerry Logistics Network Ltd.	2,322,777
		9,668,877
INDONESIA – 1.49%
1,648,835	Gudang Garam Tbk PT*	4,106,479

IRELAND – 1.15%
78,333	Perrigo Co. PLC	3,170,137

See Accompanying Notes to Financial Statements.

12	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares	Security	Fair Value
COMMON STOCK – 81.85% (continued)
ISRAEL – 3.14%
1,480,400	ICL Group Ltd.	$8,666,037

JAPAN – 4.47%
100,334	Aica Kogyo Co. Ltd.	3,615,558
143,051	Nagaileben Co. Ltd.	3,539,939
121,905	Sekisui Jushi Corp.	2,308,736
6,152	Shimano, Inc.	1,465,423
5,896	FANUC Corp.	1,394,326
		12,323,982
MALAYSIA – 3.10%
7,044,000	Genting Bhd.	8,544,874

MEXICO – 2.17%
450,818	Fresnillo PLC	5,370,987
350,000	Grupo Televisa SAB*	622,104
		5,993,091
NETHERLANDS – 1.62%
89,733	Koninklijke Vopak NV	4,467,012

SINGAPORE – 1.36%
427,369	Oversea-Chinese Banking Corp. Ltd.	3,732,966

SWEDEN – 4.86%
511,774	Mekonomen AB*	7,565,169
172,925	Loomis AB	5,258,962
11,929	ICA Gruppen AB	583,238
		13,407,369
THAILAND – 2.78%
897,930	Siam City Cement PCL	4,769,804
716,400	Bangkok Bank PCL	2,888,525
		7,658,329
UNITED KINGDOM – 4.30%
5,079,163	Firstgroup PLC*	6,445,470
9,232,726	Lloyds Banking Group PLC*	5,413,959
		11,859,429

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	13

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares	Security	Fair Value
COMMON STOCK – 81.85% (continued)
UNITED STATES – 25.07%
56,905	Mohawk Industries, Inc.*	$10,943,401
42,704	3M Co.	8,228,207
15,208	O’Reilly Automotive, Inc.*	7,714,258
103,767	Henry Schein, Inc.*	7,184,827
12,956	WW Grainger, Inc.	5,194,449
17,040	Scotts Miracle-Gro Co.	4,174,289
40,433	Brunswick Corp.	3,856,095
17,129	McDonald’s Corp.	3,839,294
270,940	PHI, Inc.*(c)	3,793,160
16,330	Target Corp.	3,234,483
34,133	Emerson Electric Co.	3,079,479
22,023	CarMax, Inc.*	2,921,571
44,150	Dentsply Sirona, Inc.	2,817,212
19,673	Sonoco Products Co.	1,245,301
5,437	Carlisle Cos., Inc.	894,822
		69,120,848

TOTAL COMMON STOCK (Cost – $200,388,154)		225,675,393

EXCHANGE TRADED FUNDS – 5.44%
COMMODITY – 4.58%
79,027	SPDR Gold Shares*	12,641,159
EQUITY – 0.86%
35,600	SPDR S&P Regional Banking ETF (a)(b)	2,361,704

TOTAL EXCHANGE TRADED FUNDS (Cost – $11,674,832)		15,002,863

PRIVATE INVESTMENT FUNDS – 3.33%
4,189,676	Coast Capital Mercury Fund LP*(c)(d)(e)	5,174,250
2,691,200	Coast Capital Midas Fund LP*(c)(d)(e)	3,999,123

TOTAL PRIVATE INVESTMENT FUNDS (Cost – $9,778,307)		9,173,373

See Accompanying Notes to Financial Statements.

14	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares	Security	Fair Value
SHORT-TERM INVESTMENTS – 10.79%
INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL – 0.99%
2,729,313	State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (b)(f)	$2,729,313
MONEY MARKET FUND – 9.80%
27,050,052	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (f)	27,050,052

TOTAL SHORT-TERM INVESTMENTS (Cost – $29,779,365)		29,779,365

TOTAL INVESTMENTS IN LONG SECURITIES – 101.41% (Cost – $251,620,658)		$279,630,994
TOTAL SECURITIES SOLD SHORT – (1.87)% (Proceeds – $4,960,703)		(5,152,290)
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.46%		1,271,776

NET ASSETS – 100.00%		$275,750,480

SECURITIES SOLD SHORT – (1.87)%
EXCHANGE TRADED FUND – EQUITY (1.87)%
13,000	iShares S&P 500 Growth ETF	$5,152,290

TOTAL SECURITIES SOLD SHORT (Proceeds – $4,960,703)		$5,152,290

ADR:	American Depositary Receipt

LP:	Limited Partnership

PCL:	Public Company Limited

PLC:	Public Limited Company

*	Non-income producing security

(a)	Security, or a portion of the security, is out on loan at March 31, 2021. Total loaned securities had a value of $5,505,291 at March 31,2021.

(b)	The loaned securities were secured with short-term investment cash collateral of $2,729,313 and non-cash collateral of $3,097,922. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral.

(c)	Illiquid security. As of March 31, 2021, represented 5.09% of total net assets.

(d)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as March 31, 2021, amounted to $9,173,373, which represents approximately 3.33% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP. OceanaGold Corporation (a security traded on the Toronto Stock Exchange) is the only underlying holding of Coast Capital Midas Fund LP.

(e)	All or a portion is a restricted security.

(f)	Interest rate reflects seven-day effective yield on March 31, 2021.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	15

CENTERSTONE INTERNATIONAL FUND OVERVIEW (Unaudited)

Seeks long-term growth of capital	Non-US investments across industries, market capitalizations and capital structure	Invest majority of assets in foreign equities with flexibility to invest in fixed income, with a bottom-up value approach

PERFORMANCE	1 Month	3 Month	1 Year	3 Year	Since Inception*
Class I (CINTX)	2.45%	6.21%	42.49%	0.59%	4.37%
Class A (CSIAX)	2.36	6.11	42.03	0.35	4.14
Class A (CSIAX) with Sales Charge†	–2.76	0.80	34.92	–1.35	3.05
Class C (CSINX)	2.39	5.99	41.01	–0.41	3.45
MSCI ACWI ex-US Index	1.26	3.49	49.41	6.51	9.75
MSCI EAFE Index	2.30	3.48	44.57	6.02	8.70

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s total annual operating expenses, before any fee waivers, are 1.76% for Class A shares, 2.51% for Class C shares, and 1.51% for Class I shares per the Fund’s Prospectus dated March 5, 2021. A maximum contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares made within 18 months of purchase when an initial sales charge was not paid. A contingent deferred sales charge of 1.00% applies to redemptions of Class C shares within 12 months of purchase. Redemptions of any class share within 30 days of purchase are subject to a 2.00% redemption fee. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006. Investors are not able to invest directly in the indices referenced in the illustration above and unmanaged index returns do not reflect any fees, expenses or sales charges. Definitions for the indices can be found on page 17.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Fraport (DEU)	6.07%	Ubisoft Entertainment (FRA)	4.00%
ICL Group (ISR)	5.34	Air Liquide (FRA)	3.99
Genting (MYS)	4.81	ISS (DNK)	3.68
Coast Capital Mercury Fund LP (GBR)^	4.15	Mekonomen (SWE)	3.65
Gold & Gold-Related (US)	4.04	Siam City Cement (THA)	3.57
		TOTAL	43.30%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

^	FirstGroup PLC (a security traded on the London Stock Exchange) is the main underlying holding of Coast Capital Mercury Fund LP.

16	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CLASS I		CLASS A		CLASS C
CINTX	♦	CSIAX	♦	CSINX
(Unaudited)

GROWTH OF A $10,000 INITIAL INVESTMENT

Fund inception date is May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The index is not available for direct investment.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada. The index is not available for direct investment.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	17

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2021

Shares	Security	Fair Value
COMMON STOCK – 86.07%
CANADA – 4.44%
46,774	TC Energy Corp. (a)(b)	$2,144,227
42,140	Barrick Gold Corp.	835,960
		2,980,187
CHILE – 4.19%
108,733	Cia Cervecerias Unidas SA - ADR	1,921,312
84,677,397	Vina San Pedro Tarapaca SA (c)	887,401
		2,808,713
DENMARK – 3.65%
131,159	ISS A/S*	2,445,048

FINLAND – 3.51%
224,395	Wartsila OYJ Abp	2,350,966

FRANCE – 14.26%
34,937	Ubisoft Entertainment SA*	2,658,175
16,227	Air Liquide SA	2,650,797
18,061	Eiffage SA*	1,807,937
18,660	Sodexo SA*	1,789,559
4,277	Schneider Electric SE	653,287
		9,559,755
GERMANY – 6.01%
66,243	Fraport AG Frankfurt Airport Services Worldwide*	4,027,875

HONG KONG – 5.50%
358,252	Hongkong Land Holdings Ltd.	1,759,017
1,222,219	PAX Global Technology Ltd.	1,312,760
205,000	Kerry Logistics Network Ltd.	614,412
		3,686,189
INDONESIA – 2.45%
658,965	Gudang Garam Tbk PT*	1,641,175

IRELAND – 1.62%
26,854	Perrigo Co. PLC	1,086,781

See Accompanying Notes to Financial Statements.

18	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares	Security	Fair Value
COMMON STOCK – 86.07% (continued)
ISRAEL – 5.29%
606,127	ICL Group Ltd.	$3,548,176

JAPAN – 7.12%
55,324	Nagaileben Co. Ltd.	1,369,047
34,581	Aica Kogyo Co. Ltd.	1,246,134
58,045	Sekisui Jushi Corp.	1,099,303
2,514	FANUC Corp.	594,528
1,938	Shimano, Inc.	461,637
		4,770,649
MALAYSIA – 4.76%
2,629,000	Genting Bhd.	3,189,164

MEXICO – 1.14%
63,959	Fresnillo PLC	761,999

NETHERLANDS – 3.20%
43,128	Koninklijke Vopak NV	2,146,961

SINGAPORE – 1.90%
145,901	Oversea-Chinese Banking Corp. Ltd.	1,274,410

SWEDEN – 6.88%
163,825	Mekonomen AB*	2,421,701
64,847	Loomis AB	1,972,115
4,494	ICA Gruppen AB	219,723
		4,613,539
THAILAND – 4.78%
446,934	Siam City Cement PCL	2,374,113
205,300	Bangkok Bank PCL	827,770
		3,201,883
UNITED KINGDOM – 5.37%
3,363,598	Lloyds Banking Group PLC*	1,972,373
1,283,580	Firstgroup PLC*	1,628,866
		3,601,239

TOTAL COMMON STOCK (Cost – $56,390,236)		57,694,709

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	19

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2021

Shares	Security	Fair Value
EXCHANGE TRADED FUND – 4.01%
COMMODITY – 4.01%
16,803	SPDR Gold Shares*	$2,687,808

TOTAL EXCHANGE TRADED FUND (Cost – $2,099,388)

PRIVATE INVESTMENT FUNDS – 5.61%
2,235,630	Coast Capital Mercury Fund LP*(c)(d)(e)	2,761,003
672,800	Coast Capital Midas Fund LP*(c)(d)(e)	999,781

TOTAL PRIVATE INVESTMENT FUNDS (Cost – $3,856,621)		3,760,784

SHORT-TERM INVESTMENTS – 3.34%
MONEY MARKET FUND – 3.34%
2,239,549	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (f)	2,239,549

TOTAL SHORT-TERM INVESTMENTS (Cost – $2,239,549)

TOTAL INVESTMENTS – 99.03% (Cost – $64,585,794)		$66,382,850
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.97%		650,119

NET ASSETS – 100.00%		$67,032,969

ADR:	American Depositary Receipt

LP:	Limited Partnership

PCL:	Public Company Limited

PLC:	Public Limited Company

*	Non-income producing security

(a)	Security, or a portion of the security, is out on loan at March 31, 2021. Total loaned securities had a value of $ 2,101,654 at March 31, 2021.

(b)	The loaned securities were secured with short-term investment cash collateral of $0 and non-cash collateral of $2,236,894. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian. The Fund cannot pledge or resell the collateral.

(c)	Illiquid security. As of March 31, 2021, represented 6.93% of total net assets.

(d)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as March 31, 2021, amounted to $3,760,784, which represents approximately 5.61% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP. OceanaGold Corporation (a security traded on the Toronto Stock Exchange) is the only underlying holding of Coast Capital Midas Fund LP.

(e)	All or a portion is a restricted security.

(f)	Interest rate reflects seven-day effective yield on March 31, 2021.

See Accompanying Notes to Financial Statements.

20	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2021

	Centerstone	Centerstone
	Investors	International
	Fund	Fund

Assets:
Investments in securities, at cost	$251,620,658	$64,585,794
Investments in securities, at value #	$279,630,994	$66,382,850
Foreign currency, at value (Cost $27,707 and $9,273, respectively)	27,706	9,273
Interest and dividends receivable	607,625	278,743
Foreign tax reclaim receivable	576,700	429,151
Receivable for fund shares sold	3,100,889	—
Prepaid expenses and other assets	22,494	24,249
Total Assets	283,966,408	67,124,266

Liabilities:
Securities sold short (Proceeds $4,960,703 and $0, respectively)	5,152,290	—
Collateral on securities loaned (see Note 2)	2,729,313	—
Payable for fund shares redeemed	—	1,615
Payable to advisor	206,768	26,051
Payable for shareholder servicing fees	30,348	5,736
Payable for distribution fees	15,136	3,495
Payable for custody fees	12,485	9,540
Accrued expenses and other liabilities	69,588	44,860
Total Liabilities	8,215,928	91,297

Net Assets	$275,750,480	$67,032,969

Net Assets consist of:
Paid in capital (par value $0.001 per share)	$264,308,575	$89,796,192
Accumulated earnings (losses)	11,441,905	(22,763,223)
Net Assets	$275,750,480	$67,032,969

#	Includes $5,505,291 and $2,101,654 of securities out on loan, respectively.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	21

CENTERSTONE INVESTORS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2021

	Centerstone	Centerstone
	Investors	International
	Fund	Fund

Net Asset Value Per Share
Class I Shares:
Net Assets	$237,903,868	$53,981,933
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	18,205,294	4,781,506
Net asset value, offering and redemption price per share*	$13.07	$11.29

Class A Shares:**
Net Assets	$25,590,376	$12,018,746
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,965,374	1,065,095
Net asset value, and redemption price per share*	$13.02	$11.28
Offering price per share (NAV per share plus maximum sales charge of 5%)	$13.71	$11.87

Class C Shares:
Net Assets	$12,256,236	$1,032,290
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	954,085	92,693
Net asset value, offering and redemption price per share*	$12.85	$11.14
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)^	$12.72	$11.03

*	Each Fund will deduct a 2.00% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase.

**	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

^	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption.

See Accompanying Notes to Financial Statements.

22	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS

STATEMENTS OF OPERATIONS

Year ended March 31, 2021

	Centerstone	Centerstone
	Investors	International
	Fund	Fund

Investment Income:
Interest income	$29,178	$86
Dividend income	4,740,651	1,545,055
Less: Foreign withholding taxes	(409,456)	(190,997)
Securities lending income, net	37,836	13,987
Total Investment Income	4,398,209	1,368,131
Operating Expenses:
Investment advisory fees	2,162,568	607,122
Distribution fees - Class A Shares	51,970	32,380
Distribution fees - Class C Shares	113,556	13,044
Shareholder servicing fees	216,514	110,165
Administration fees	102,869	77,161
Custodian fees	96,715	83,154
Legal fees	92,949	48,799
Trustees’ fees	84,142	43,866
Registration & filing fees	59,999	59,999
Dividends on securities sold short	38,192	—
Chief Compliance Officer fees	38,016	20,809
Others expenses	65,557	43,913
Total Operating Expenses	3,123,047	1,140,412
Less: Fees waived by the advisor	(275,573)	(353,349)
Net Operating Expenses	2,847,474	787,063
Net Investment Income	1,550,735	581,068

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	1,828,179	(8,412,024)
Forward foreign currency contracts	334,058	163,844
Securities sold short	610,796	4,233
	2,773,033	(8,243,947)
Net change in unrealized appreciation (depreciation) from:
Investments	99,096,873	31,719,582
Foreign currency translations	8,775	9,288
Forward foreign currency contracts	(441,728)	(246,978)
Securities sold short	(191,587)	—
	98,472,333	31,481,892

Net Realized and Unrealized Gain	101,245,366	23,237,945
Net Increase in Net Assets Resulting From Operations	$102,796,101	$23,819,013

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	23

CENTERSTONE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Centerstone		Centerstone
	Investors Fund		International Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2021	2020	2021	2020
Operations:
Net investment income	$1,550,735	$4,170,405	$581,068	$2,574,476
Net realized gain (loss) from investments, forward foreign currency contracts and securities sold short	2,773,033	(15,106,752)	(8,243,947)	(14,861,589)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency contacts and securities sold short	98,472,333	(71,736,964)	31,481,892	(23,396,275)
Net Increase (Decrease) in Net Assets Resulting From Operations	102,796,101	(82,673,311)	23,819,013	(35,683,388)

Distributions to Shareholders From:
Total Distributions Paid
Class I	(1,480,180)	(7,776,982)	(368,908)	(3,472,304)
Class A	(96,655)	(662,664)	(68,824)	(317,494)
Class C	—	(208,716)	—	(92,960)

Total Distributions to Shareholders	(1,576,835)	(8,648,362)	(437,732)	(3,882,758)

See Accompanying Notes to Financial Statements.

24	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Centerstone		Centerstone
	Investors Fund		International Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2021	2020	2021	2020
Fund Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	47,953,002	68,699,704	7,786,138	31,553,309
Class A	4,192,613	5,709,322	1,464,477	2,759,784
Class C	726,674	3,498,643	32,000	803,622
Reinvestment of distributions
Class I	1,365,804	6,431,054	347,666	2,996,291
Class A	95,710	655,008	67,798	314,069
Class C	—	200,173	—	84,865
Redemption fee proceeds
Class I	71,061	23,714	567	1,045
Class A	7,125	2,134	148	117
Class C	4,017	1,100	14	53
Cost of shares redeemed
Class I	(120,618,442)	(121,372,944)	(38,278,632)	(103,581,330)
Class A	(6,138,497)	(13,684,872)	(5,957,155)	(7,192,839)
Class C	(4,889,283)	(3,992,906)	(1,158,098)	(7,256,640)

Net Decrease in Net Assets From Share Transactions of Beneficial Interest	(77,230,216)	(53,829,870)	(35,695,077)	(79,517,654)

Total Increase (Decrease) in Net Assets	23,989,050	(145,151,543)	(12,313,796)	(119,083,800)
Net Assets:
Beginning of Year	251,761,430	396,912,973	79,346,765	198,430,565
End of Year	$275,750,480	$251,761,430	$67,032,969	$79,346,765

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	25

CENTERSTONE INVESTORS FUND

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:			Less distributions:
	Net asset value, beginning of period	Net invest- ment income (loss)**	Net realized and unreal- ized gain (loss)	Total income (loss) from invest- ment operations	From net invest- ment income	From net realized gains	Total distribu- tions
Class I
Year Ended March 31, 2021	$8.59	0.08	4.48	4.56	(0.08)	—	(0.08)
Year Ended March 31, 2020	$11.18	0.12	(2.46)	(2.34)	(0.16)	(0.09)	(0.25)
Year Ended March 31, 2019	$11.55	0.14	(0.16)	(0.02)	(0.12)	(0.23)	(0.35)
Year Ended March 31, 2018	$10.64	0.10	0.94	1.04	(0.05)	(0.08)	(0.13)
Period Ended March 31, 2017*	$10.00	0.07	0.63	0.70	(0.05)	(0.01)	(0.06)

Class A
Year Ended March 31, 2021	$8.56	0.05	4.46	4.51	(0.05)	—	(0.05)
Year Ended March 31, 2020	$11.14	0.09	(2.45)	(2.36)	(0.13)	(0.09)	(0.22)
Year Ended March 31, 2019	$11.51	0.12	(0.16)	(0.04)	(0.10)	(0.23)	(0.33)
Year Ended March 31, 2018	$10.62	0.07	0.94	1.01	(0.04)	(0.08)	(0.12)
Period Ended March 31, 2017*	$10.00	0.04	0.64	0.68	(0.05)	(0.01)	(0.06)

Class C
Year Ended March 31, 2021	$8.47	(0.03)	4.41	4.38	—	—	—
Year Ended March 31, 2020	$11.03	0.01	(2.43)	(2.42)	(0.05)	(0.09)	(0.14)
Year Ended March 31, 2019	$11.43	0.02	(0.15)	(0.13)	(0.04)	(0.23)	(0.27)
Year Ended March 31, 2018	$10.59	(0.03)	0.96	0.93	(0.01)	(0.08)	(0.09)
Period Ended March 31, 2017*	$10.00	0.01	0.64	0.65	(0.05)	(0.01)	(0.06)

*	The Fund’s inception date is May 3, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Not annualized.

(3)	The ratios include 0.02% for the year ended March 31, 2021 attributed to dividends from securities sold short.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

26	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

				Ratios/ Supplemen- tal Data:	Ratios of expenses to average net assets				Ratios of net invest- ment income (loss) to average net assets
Paid in capital from redemp- tion fees(1)	Net asset value, end of period	Total return‡		Net assets, end of period (in 000s)	Before fee waivers		After fee waivers		Before fee waivers		After fee waivers		Portfolio turnover rate
0.00	$13.07	53.22%		$237,904	1.23	% (3)	1.12	% (3)	0.60	% (3)	0.72	% (3)	34.65%
0.00	$8.59	(21.46)%		$221,360	1.17%		1.10%		1.04%		1.11%		49.72%
0.00	$11.18	(0.02)%		$349,734	1.18%		1.10%		1.20%		1.28%		33.65%
0.00	$11.55	9.82%		$264,705	1.34%		1.10%		0.65%		0.88%		20.55%
0.00	$10.64	7.02	% (2)	$90,803	2.42	% ^	1.10	% ^	(0.57	)% ^	0.75	% ^	33.34	% (2)

0.00	$13.02	52.79%		$25,590	1.48	% (3)	1.37	% (3)	0.34	% (3)	0.45	% (3)	34.65%
0.00	$8.56	(21.63)%		$18,764	1.42%		1.35%		0.75%		0.82%		49.72%
0.00	$11.14	(0.25)%		$31,492	1.43%		1.35%		0.94%		1.02%		33.65%
0.00	$11.51	9.49%		$28,609	1.59%		1.35%		0.41%		0.65%		20.55%
0.00	$10.62	6.77	% (2)	$8,910	2.55	% ^	1.35	% ^	(0.77	)% ^	0.44	% ^	33.34	% (2)

0.00	$12.85	51.71%		$12,256	2.23	% (3)	2.12	% (3)	(0.40	)% (3)	(0.28	)% (3)	34.65%
0.00	$8.47	(22.24)%		$11,637	2.17%		2.10%		0.03%		0.11%		49.72%
0.00	$11.03	(1.00)%		$15,688	2.18%		2.10%		0.09%		0.18%		33.65%
0.00	$11.43	8.74%		$8,164	2.34%		2.10%		(0.57)%		(0.30)%		20.55%
0.00	$10.59	6.50	% (2)	$621	3.86	% ^	2.10	% ^	(1.68	)% ^	0.08	% ^	33.34	% (2)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	27

CENTERSTONE INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:				Less distributions:
	Net asset value, beginning of period	Net invest- ment income (loss)**		Net realized and unreal- ized gain (loss)	Total income (loss) from invest- ment operations	From net invest- ment income	From net realized gains	Total distribu- tions
Class I
Year Ended March 31, 2021	$7.98	0.09		3.30	3.39	(0.08)	—	(0.08)
Year Ended March 31, 2020	$10.97	0.16		(2.92)	(2.76)	(0.21)	(0.02)	(0.23)
Year Ended March 31, 2019	$11.82	0.16		(0.62)	(0.46)	(0.15)	(0.24)	(0.39)
Year Ended March 31, 2018	$10.75	0.09		1.18	1.27	(0.03)	(0.17)	(0.20)
Period Ended March 31, 2017*	$10.00	0.03		0.79	0.82	(0.06)	(0.01)	(0.07)

Class A
Year Ended March 31, 2021	$7.98	0.06		3.29	3.35	(0.05)	—	(0.05)
Year Ended March 31, 2020	$10.96	0.15		(2.93)	(2.78)	(0.18)	(0.02)	(0.20)
Year Ended March 31, 2019	$11.81	0.15		(0.64)	(0.49)	(0.12)	(0.24)	(0.36)
Year Ended March 31, 2018	$10.75	0.06		1.18	1.24	(0.01)	(0.17)	(0.18)
Period Ended March 31, 2017*	$10.00	0.06		0.75	0.81	(0.06)	(0.01)	(0.07)

Class C
Year Ended March 31, 2021	$7.90	0.00	(1)	3.24	3.24	—	—	—
Year Ended March 31, 2020	$10.85	0.05		(2.88)	(2.83)	(0.10)	(0.02)	(0.12)
Year Ended March 31, 2019	$11.71	0.05		(0.62)	(0.57)	(0.05)	(0.24)	(0.29)
Year Ended March 31, 2018	$10.73	(0.04)		1.19	1.15	—	(0.17)	(0.17)
Period Ended March 31, 2017*	$10.00	0.00	(1)	0.79	0.79	(0.05)	(0.01)	(0.06)

*	The Fund’s inception date is May 3, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Not annualized.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

28	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

					Ratios/ Supplemen- tal Data:	Ratios of expenses to average net assets				Ratios of net invest- ment income (loss) to average net assets
Paid in capital from redemp- tion fees		Net asset value, end of period	Total return‡		Net assets, end of period (in 000s)	Before fee waivers		After fee waivers		Before fee waivers		After fee waivers		Portfolio turnover rate

0.00	(1)	$11.29	42.49%		$53,982	1.62%		1.10%		0.42%		0.94%		22.87%
0.00	(1)	$7.98	(25.70)%		$65,732	1.30%		1.10%		1.25%		1.45%		30.37%
0.00	(1)	$10.97	(3.78)%		$168,337	1.29%		1.10%		1.22%		1.41%		34.01%
0.00	(1)	$11.82	11.90%		$135,303	1.50%		1.10%		0.33%		0.73%		20.86%
0.00	(1)	$10.75	8.32	% (2)	$40,395	2.91	% ^	1.10	% ^	(1.46	)% ^	0.35	% ^	19.46	% (2)

0.00	(1)	$11.28	42.03%		$12,019	1.87%		1.35%		0.10%		0.63%		22.87%
0.00	(1)	$7.98	(25.84)%		$11,919	1.55%		1.35%		1.15%		1.35%		30.37%
0.00	(1)	$10.96	(4.05)%		$20,619	1.54%		1.35%		1.13%		1.33%		34.01%
0.00	(1)	$11.81	11.53%		$22,772	1.75%		1.35%		0.13%		0.54%		20.86%
0.01		$10.75	8.27	% (2)	$6,510	3.17	% ^	1.35	% ^	(1.18	)% ^	0.65	% ^	19.46	% (2)

0.00	(1)	$11.14	41.01%		$1,032	2.62%		2.10%		(0.57)%		(0.04)%		22.87%
0.00	(1)	$7.90	(26.39)%		$1,696	2.30%		2.10%		0.30%		0.50%		30.37%
0.00	(1)	$10.85	(4.83)%		$9,475	2.29%		2.10%		0.22%		0.41%		34.01%
0.00	(1)	$11.71	10.70%		$5,810	2.50%		2.10%		(0.74)%		(0.34)%		20.86%
0.01		$10.73	8.02	% (2)	$1,208	3.90	% ^	2.10	% ^	(1.78	)% ^	0.02	% ^	19.46	% (2)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	29

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021

1.	ORGANIZATION

The Centerstone Investors Fund and the Centerstone International Fund (each a “Fund” and collectively the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust III, (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund reorganized on March 5, 2021 from the predecessor funds to a series of Northern Lights Fund Trust III. The Centerstone Investors Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including the US market. The Centerstone International Fund seeks long-term growth of capital by investing in a range of securities and asset classes primarily from foreign (non-US) markets. Centerstone Investors, LLC (the “Advisor”), manages the Funds. The Funds’ inception date was May 3, 2016.

All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

30	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

a.	Investment Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. If market quotations are not readily available at the Valuation Time, the Trust’s Board of Trustees (the “Board”) has approved the use of a fair valuation pricing committee (the “Fair Value Committee”), to which it has delegated certain responsibilities. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively). Debt securities, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the current bid price. Debt securities may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Absent special circumstances, valuations for a specific type of instrument will all be made through the same pricing agent.

Exchange-traded options; futures and options on futures are valued at the settlement price determined by the exchange.

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Fair Value Committee in the case of securities for which the Fair Value Committee provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	31

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Fair Value Committee believes another valuation is more appropriate.

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Fair Value Committee believes to be reliable.

Securities in which the Funds invest may be traded in markets that close before the Valuation Time. Normally, developments that occur between the close of the foreign markets and the Valuation Time will not be reflected in a Fund’s NAV. However, a Fund may determine that such developments are significant that they will affect the value of the Fund’s securities, and the Fund may adjust the previous local closing prices to reflect fair value for these securities as of the Valuation Time. The Trustees have authorized the use of an independent fair valuation service. If the movement in the S&P 500 Index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model to fair value its foreign securities. The values assigned to a Fund’s foreign securities therefore may differ on occasion from reported market values. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined will be valued using alternative market prices provided by a pricing service.

The Trustees and the Advisor believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of the Valuation Time.

Fair Valuation Process – If market quotations are not readily available, or if, in the opinion of the Advisor, the prices or values available do not represent fair value, securities will be valued at their fair market value as determined in good faith by the Fair Value Committee in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. The Fair Value Committee is composed of (a) the following standing members: (i) the Trust’s Treasurer

32	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

or Assistant Treasurer, and (ii) a representative of the administrator, and (b) on an ad hoc basis, a representative of the Advisor. The Fair Value Committee, at its discretion, may also include the Trust’s Chief Compliance Officer. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. The Fair Value Committee may enlist such third party consultants or advisers (such as an accounting firm or Fair Value pricing specialist) as it determines may be desirable, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Advisor, the prices or values available do not represent the fair value of the instrument based upon factors that may include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination of the closing prices reported on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value; (v) stale prices – securities whose prices have been stale for 20 or more consecutive business days; (vi) mutual funds that do not provide timely NAV information; (vii) interests in a commodity pool or a managed futures pool; and (viii) restricted securities, such as private investments or non-traded securities. The Fair Value Committee may determine the fair value of a restricted security using the following factors: (a) the type of security; (b) the cost at date of purchase; (c) the size and nature of

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	33

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

the Funds’ holdings; (d) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (e) information as to any transactions or offers with respect to the security; (f) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (g) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (h) the level of recent trades of similar or comparable securities; (i) the liquidity characteristics of the security; (j) current market conditions; (k) the market value of any securities into which the security is convertible or exchangeable; (l) the security’s embedded option values; and (m) information about the financial condition of the issuer and it’s prospects.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the

34	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the year ended as of March 31, 2021, for the Funds’ assets and liabilities measured at fair value:

Centerstone Investors Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$225,675,393	$—	$—	$225,675,393
Exchange Traded Funds	15,002,863	—	—	15,002,863
Investment Purchased as Securities Lending Collateral	2,729,313	—	—	2,729,313
Money Market Fund	27,050,052	—	—	27,050,052
Total Assets	$270,457,621	$—	$—	$270,457,621
Investments valued as practical expedient:				9,173,373
Total Investments:				$279,630,994

Liabilities - Derivatives
Securities Sold Short	$5,152,290	$—	$—	$5,152,290

Centerstone International Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$57,694,709	$—	$—	$57,694,709
Exchange Traded Fund	2,687,808	—	—	2,687,808
Money Market Fund	2,239,549	—	—	2,239,549
Total Assets	$62,622,066	$—	$—	$62,622,066
Investments valued as practical expedient:				3,760,784
Total Investments:				$66,382,850

*	Refer to the Portfolio of Investments for country classification.

The Funds did not hold any Level 3 securities as of March 31, 2021.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	35

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

In determining fair values as of March 31, 2021, the Adviser has, as a practical expedient, estimated fair value of each Private Investment Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Private Investment Fund as of that date. Each investment for which fair value is measured using the Private Investment Fund’s net asset value as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Private Investment Fund with a fair value of $9,173,373 and 3,760,784 for the Centerstone Investors Fund and Centerstone International Fund, respectively, have not been categorized.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Centerstone Investors Fund

Common Stock
Beginning Balance 3/31/20	$1,853,799
Total realized gain (loss)	—
Unrealized Appreciation	1,939,361
Cost of Purchases	—
Proceeds from Sales	—
Amortization	—
Net transfers in/out of level 3*	(3,793,160)
Ending Balance 3/31/21	$—

*	Security has quoted price in active market and is now in level 1.

b.	Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

c.	Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

36	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

d.	Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effect of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

e.	Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund may also enter into forward currency contracts as an investment strategy consistent with the Fund’s investment objective.

A Fund investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

There were no forward foreign currency contracts outstanding, as of March 31, 2021. For the year ended March 31, 2021, the average monthly outstanding currency purchased or sold in US dollars for forward foreign currency contracts totaled $9,816,755 and $5,486,376 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	37

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

f.	Options Transactions – The Funds may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the

38	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

g.	Short Sales - The Funds may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, a Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Funds will be required to maintain a segregated account with the Funds’ custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds may also sell short “against the box.” Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	39

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

h.	Impact of Derivatives on the Statements of Operations – The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency Contracts	Net realized gain (loss) from: Forward Foreign Currency Contracts

Net change in unrealized appreciation (depreciation) from:
Forward Foreign Currency Contracts

Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment type	Centerstone Investors Fund	Centerstone International Fund
Forward Foreign Currency Contracts	$334,058	$163,844

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Derivative Investment Type	Currency Contracts
Centerstone Investors Fund Forward Foreign Currency Contracts	$(441,728)
Centerstone International Fund Forward Foreign Currency Contracts	$(246,978)

i.	Lending Portfolio Securities - For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting generally of cash, US Government securities, letters of credit or other collateral as deemed appropriate by the Board of Trustees, in an amount at least equal to the current market value of the loaned securities, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

40	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, each Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. While there are no limits on the number of borrowers to which each Fund may lend securities, in practice, a Fund may end up lending securities to only one or a small group of borrowers.

Cash collateral may be invested by a Fund in short-term investments including money-market funds. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	41

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of March 31, 2021:

		Gross	Net Amounts			Gross Amounts Not
		Amounts	of Assets			Offset in the Statement
	Gross	Offset in the	Presented in			of Assets & Liabilities
	Amounts of	Statement	the Statement	Financial		Cash		Net
	Recognized	of Assets &	of Assets &	Instruments		Collateral		Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged		Received		Assets
Centerstone Investor Fund
Description:
Securities Loaned	$5,505,291	$—	$5,505,291	$3,097,922		$2,407,369	*	$—
Total	$5,505,291	$—	$5,505,291	$3,097,922		$2,407,369		$—

Centerstone International Fund
Description:
Securities Loaned	$2,101,654	$—	$2,101,654	$2,101,654	*	$—		$—
Total	$2,101,654	$—	$2,101,654	$2,101,654		$—		$—

*	The amount is limited to the asset balance and accordingly does not include excess collateral pledged.

The following table breaks out the holdings received as collateral as of March 31, 2021:

Securities Lending Transactions*

Overnight and Continuous
Centerstone Investors Fund
State Street Navigator Securities Lending Government Money Market Portfolio	$2,729,313

*	Non-cash collateral is not reflected in the table because the Funds do not have control of this collateral.

The fair value of the securities loaned for the Centerstone Investors Fund and Centerstone International Fund totaled $5,505,291 and $2,101,654 at March 31, 2021, respectively. The securities loaned are noted in the Portfolio of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes cash collateral received and reinvested that totaled $2,729,313 for the Centerstone Investors Fund at March 31, 2021. The Centerstone International Fund did not hold cash collateral as of March 31, 2021. This amount is offset by a liability recorded

42	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

as “Collateral on securities loaned.” At March 31, 2021, Centerstone Investors Fund and Centerstone International Fund received non-cash collateral of $3,097,922 and $2,236,894, respectively. The non-cash collateral consists of US treasury notes and US treasury inflation indexed bonds, with coupon rates ranging from .125% to 3.0% and maturity dates from 6/30/2021 to 5/15/2048 and is held for benefit of the Fund at the Fund’s custodian. The Funds cannot pledge or resell the collateral.

j.	Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

k.	Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years of 2018 through 2020, or expected to be taken in the Funds’ March 31, 2021 year-end tax returns. The Funds identify their major tax jurisdiction as US federal, Ohio and foreign jurisdictions where a Fund makes significant investments. Neither Fund is aware of any tax positions

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	43

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

l.	Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

m.	Class Accounting – Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares of a Fund have equal voting privileges with respect to such Fund except that each class has exclusive voting rights with respect to its service and/or distribution plans. A Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of such Fund.

n.	Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income.

o.	Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

44	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

p.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

q.	Market Risk – The value of each Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Securities markets may experience long periods of decline in value.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, climate change epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	45

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has spread globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of a Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a.	Management Fees – The Advisor serves as each Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, subject to the oversight of the Board and in conformity with the stated policies of the Funds, manages all business activities of the Funds. As compensation for its services, each Fund pays the Advisor an annualized rate of 0.90% of each Fund’s respective average daily net assets, accrued daily and paid monthly. For the year ended March 31, 2021, the Advisor earned advisory fees of $2,162,568 and $607,122 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

46	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has agreed to waive its fees and/or expenses for each Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for a Fund does not exceed 1.35%, 2.10% and 1.10%, of such Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. The Advisor is permitted to receive reimbursement from such Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or paid; and (2) the reimbursement may not be made if it would cause the expense limitation currently in effect or in effect at the time of the waiver or payment, whichever is lower, to be exceeded.

During the year ended March 31, 2021, the Advisor waived fees totaling $275,573 and $353,349 for the Centerstone Investors Fund and Centerstone International Fund, respectively. As more fully described above, waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or paid.

The following amounts are subject to recapture by the Funds until the following dates:

	3/31/2022	3/31/2023	3/31/2024
Centerstone Investor Fund	$287,829	$296,599	$275,573
Centerstone International Fund	349,834	370,304	353,349

The Funds were reorganized on March 5, 2021 from a series of Centerstone Investors Trust, to a series of Northern Lights Fund Trust III. Prior to the reorganization, the Funds had advisory and expense limitation agreements with Centerstone Investors Trust. The fees charged to the Funds did not change as a result of the reorganization and the amounts waived by the predecessor funds are still subject to recapture by the Advisor.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	47

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

b.	Distributor – The Distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, with respect to the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for the Funds’ Class A and Class C shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that will be calculated at an annual rate of 0.25% and 1.00% per year of the average daily net assets of each Fund’s Class A and Class C shares and paid to the Distributor to be used to pay for distribution and shareholder servicing activities. For the year ended March 31, 2021, the Funds incurred distribution Fees of $165,526 and $45,424 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended March 31, 2021:

	Underwriting	Amount Retained
Fund	Commissions	by Underwriter
Centerstone Investors Fund
Class A	$3,533	$394
Class C	7,885	616
Centerstone International Fund
Class A	3,288	288
Class C	483	163

The Funds were reorganized on March 5, 2021 from a series of Centerstone Investors Trust, to a series of Northern Lights Fund Trust III. Prior to the reorganization, the Funds had a Distribution and Shareholder Servicing Plan with Centerstone Investors Trust. The fees charged to the Funds did not change as a result of the reorganization.

48	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

c.	Administration, Fund Accounting and Transfer Agency Fees

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

The Funds were reorganized on March 5, 2021 from a series of Centerstone Investors Trust, to a series of Northern Lights Fund Trust III. Prior to the reorganization, the Funds had a Fund Serving Agreement between Centerstone Investors Trust and GFS. The fees charged to the Funds did not materially change as a result of the reorganization.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“Blu Giant”) – BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended March 31, 2021 were as follows:

	Purchases	Sale Proceeds
	(excluding	(excluding	Purchases of	Proceeds of
	US Government	US Government	US Government	US Government
Fund	Securities)	Securities)	Securities	Securities
Centerstone Investors Fund	$79,803,654	$177,723,462	$4,868,750	$4,915,625
Centerstone International Fund	14,948,539	50,462,733	—	—

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	49

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

5.	SHARES OF BENEFICIAL INTEREST

At March 31, 2021, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2021:

		Distributions		Net Decrease
Fund	Issued	Reinvested	Redeemed	in Shares

	Class I Shares
Centerstone Investors Fund	4,221,838	115,258	(11,892,867)	(7,555,771)
Centerstone International Fund	812,137	32,798	(4,297,567)	(3,452,632)

	Class A Shares
Centerstone Investors Fund	351,432	8,104	(585,833)	(226,297)
Centerstone International Fund	153,091	6,396	(588,075)	(428,588)

	Class C Shares
Centerstone Investors Fund	61,747	—	(481,278)	(419,531)
Centerstone International Fund	2,834	—	(124,912)	(122,078)

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2020:

		Distributions		Net Decrease
Fund	Issued	Reinvested	Redeemed	in Shares

	Class I Shares
Centerstone Investors Fund	6,260,461	565,616	(12,348,242)	(5,522,165)
Centerstone International Fund	2,973,425	272,886	(10,362,196)	(7,115,885)

	Class A Shares
Centerstone Investors Fund	512,873	57,761	(1,206,571)	(635,937)
Centerstone International Fund	260,427	28,578	(676,569)	(387,564)

	Class C Shares
Centerstone Investors Fund	310,199	17,793	(376,811)	(48,819)
Centerstone International Fund	77,234	7,786	(743,418)	(658,398)

50	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $255,450,905 and $68,254,190 for the Centerstone Investors Fund and Centerstone International Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
	Appreciation	Depreciation	(Depreciation)
Centerstone Investors Fund	$48,112,860	$(29,085,061)	$19,027,799
Centerstone International Fund	7,799,508	(9,670,848)	(1,871,340)

The tax character of Fund distributions paid for the years ended March 31, 2021 and March 31, 2020 were as follows:

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2021	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$1,942,341	$—	$—	$1,942,341
Centerstone International Fund	611,967	—	—	611,967

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2020	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$7,627,032	$1,689,604	$—	$9,316,636
Centerstone International Fund	4,142,828	229,757	—	4,372,585

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $365,506 and $174,235 for year ended March 31, 2021 for the Centerstone Investors Fund and Centerstone International Fund, respectively, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	51

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

As of March 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Centerstone Investors Fund

Undistributed	Undistributed	Post October		Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Capital Loss	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	Late Year Loss	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,693,505	$—	$—	$(9,284,268)	$—	$19,032,668	$11,441,905

Centerstone International Fund

Undistributed	Undistributed	Post October		Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Capital Loss	Book/Tax	Appreciation/	Accumulated
Income	Capital Gains	Late Year Loss	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$715,690	$—	$—	$(21,614,740)	$—	$(1,864,173)	$(22,763,223)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies and adjustments for real estate investment trusts, partnerships, grantor trusts and defaulted income securities.

The unrealized appreciation (depreciation) in the table above includes net unrealized foreign currency losses of $4,869 for the Centerstone Investors Fund and $7,167 for the Centerstone International Fund.

At March 31, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Centerstone Investors Fund	$8,168,975	$1,115,293	$9,284,268
Centerstone International Fund	8,891,989	12,722,751	21,614,740

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the year ended March 31, 2021, the Centerstone Investors Fund and the Centerstone International Fund assessed $82,203 and $729 in redemption fees, respectively.

52	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the outstanding voting securities of a Fund creates the presumption of control of the Fund, under Section 2(a)(a) of the 1940 Act. As of March 31, 2021, Charles Schwab & Co. Inc. held in omnibus accounts for the benefit of others approximately 32% and 42% of the outstanding voting securities of the Centerstone Investors Fund and Centerstone International Fund, respectively.

9.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Funds will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of a Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of March 31, 2021, the Centerstone Investors Fund and the Centerstone International Fund were invested in the following restricted securities:

Centerstone Investors Fund

	Initial				% of
Security	Acquisition Date	Shares	Cost	Value	Net Assets
Coast Capital Mercury Fund LP	5/24/2018	4,189,676	$4,978,307	$5,174,250	1.9%
Coast Capital Midas Fund LP	2/1/2021	2,691,200	4,800,000	3,999,123	1.5%

Centerstone International Fund

	Initial				% of
Security	Acquisition Date	Shares	Cost	Value	Net Assets
Coast Capital Mercury Fund LP	5/24/2018	2,235,630	$2,656,621	$2,761,003	4.1%
Coast Capital Midas Fund LP	2/1/2021	672,800	1,200,000	999,781	1.5%

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	53

CENTERSTONE INVESTORS
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

10.	REORGANIZATION

The Centerstone Investors Fund and the Centerstone International Fund were engaged in a tax-free reorganization for federal income tax purposes on March 5, 2021, from series of Centerstone Investors Trust, a Delaware statutory trust, to series of Northern Lights Fund Trust III, also a Delaware statutory trust. The Funds are a continuation of their identically named predecessor fund in Centerstone Investors Trust (the “Predecessor Funds”). The Funds will have the same investment objectives, principal investment strategies, investment adviser and portfolio managers as the Predecessor Funds. On the date of the reorganization, shareholders who owned shares of the Predecessor Funds received identical shares of the Funds. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds were carried forward to align ongoing reporting of the Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The net assets, shares, realized gain/loss, and unrealized gain/loss on investments on the date of the reorganization were $253,713,271, 19,888,890 shares, $2,438,924, and $22,177,134 for the Centerstone Investors Fund and $66,336,566, 5,927,774 shares, $(8,407,813), and $1,349,127 for the Centerstone International Fund, respectively.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

54	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

TO THE SHAREHOLDERS OF CENTERSTONE INVESTORS FUND AND

CENTERSTONE INTERNATIONAL FUND AND

BOARD OF TRUSTEES OF NORTHERN LIGHTS FUND TRUST III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Centerstone Investors Fund and Centerstone International Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of March 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	55

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, brokers, and underlying fund administrators. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 27, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

56	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transactional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual-Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	57

CENTERSTONE INVESTORS
FUNDS’ EXPENSES (Unaudited) (Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual(1)		(5% return before expenses)
				Expenses		Expenses
	Fund’s	Beginning	Ending	Paid During	Ending	Paid During
	Annualized	Account	Account	Period*	Account	Period*
	Expense	Value*	Value	10/1/20-	Value	10/1/20-
	Ratio	10/1/20	3/31/21	3/31/21	3/31/21	3/31/21
Class I:
Investors Fund	1.10%	$1,000.00	$1,264.30	$6.21	$1,019.45	$5.54
International Fund	1.10%	$1,000.00	$1,250.90	$6.17	$1,019.45	$5.54

Class A:
Investors Fund	1.35%	$1,000.00	$1,262.40	$7.61	$1,018.20	$6.79
International Fund	1.35%	$1,000.00	$1,248.20	$7.57	$1,018.20	$6.79

Class C:
Investors Fund	2.10%	$1,000.00	$1,258.60	$11.83	$1,014.46	$10.55
International Fund	2.10%	$1,000.00	$1,244.70	$11.75	$1,014.46	$10.55

(1)	Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the one-half year period).

58	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited)

Approval of Advisory Agreement – Centerstone Investors Fund and Centerstone International Fund*

In connection with a meeting held on November 23-24, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between Centerstone Investors LLC (“CI” or the “Adviser”) and the Trust, with respect to Centerstone Investors Fund (“CS Investors”) and Centerstone International Fund (“CS International” and together with CS Investors, the “New Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the New Funds and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that CI was founded in 2016 and that its key investment personnel had many years of financial industry experience and broad investment backgrounds. The Board discussed that CI followed a value investing approach that focused on an investment’s long-term earnings power rather than current earnings. The Board observed that CI’s investment process used proprietary research and fundamental business analysis to identify companies demonstrating financial strength, business model durability and competent management with market prices that were at a discount from their intrinsic values. The Board acknowledged that CI had wide-ranging risk management and mitigation processes. The Board recognized that CI utilized various pre- and post-trade compliance checklists to ensure compliance with investment restrictions and portfolio guidelines. The Board noted that CI’s best execution committee reviewed

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the New Funds.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	59

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

the quality of trade execution and rated broker-dealers on several different benchmarks. The Board commented that CI represented that it had no material regulatory, compliance or litigation issues since its inception in 2016. The Board determined that the CI could be expected to provide adequate service to the New Funds and their respective shareholders.

Performance.

CS Investors—The Board reviewed the performance information provided by CI regarding the predecessor fund to CS Investors. The Board noted that the predecessor fund had underperformed its peer group, Morningstar category and the MSCI ACWI Index across all periods. The Board recognized that value investing had been out of favor and that the benchmark consisted of a combination of growth and value stocks. The Board acknowledged that the predecessor fund held small and mid-cap stocks, both of which underperformed large-cap stocks, and that the predecessor fund was underweight to the technology sector. The Board considered that CI was intentional about staying the course with value investing and that value investing was best reviewed over a full market cycle. The Board concluded therefore that CI should be permitted to manage CS Investors’ portfolio over a full market cycle for investors seeking a value-oriented strategy.

CS International—The Board reviewed the performance information provided by CI regarding the predecessor to CS International. The Board noted that the predecessor fund had underperformed its peer group, Morningstar category and the MSCI ACWI Ex USA Index across all periods. The Board recognized that value investing had been out of favor and that the benchmark consisted of a combination of growth and value stocks. The Board acknowledged that the benchmark was fully invested and excluded fees, whereas the predecessor fund held cash reserves during a predominantly bullish equity environment. The Board considered that CI was intentional about staying the course with value investing and that value investing was best reviewed over a full market cycle. The Board concluded therefore that CI should be permitted to manage CS International’s portfolio over a full market cycle for investors seeking a value-oriented strategy.

60	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Fees and Expenses. The Board observed that CI’s proposed 0.90% annual advisory fee that would be charged to each New Fund was identical to the fee charged by CI to each Predecessor Fund and was higher than the advisory fee of each New Fund’s peer group and Morningstar category averages and medians, but lower than the highs of each. The Board commented that each New Fund’s 1.10% net expense ratio was higher than each New Fund’s peer group and Morningstar category averages and medians, but well below the highs of each. The Board noted that CI believed the proposed advisory fee for each New Fund to be reasonable given the specialized and actively managed nature of each New Fund’s strategy and CI’s risk-management focus. Given these and other considerations, the Board concluded that the proposed advisory fee for each New Fund was not unreasonable.

Economies of Scale. The Board discussed the anticipated size of each New Fund and its respective prospects for growth. The Board concluded that, based on the anticipated size of the New Funds, meaningful economies justifying breakpoints would be unlikely during the initial term of the investment advisory agreement, but noted that CI had agreed to discuss the implementation of breakpoints as each New Fund’s assets grew and CI achieved economies of scale related to its operations. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed CI’s projected profitability analysis in connection with each New Fund. They also consider the anticipated benefits of soft dollars used to support CI’s research efforts. The Board noted that CI expected to realize a reasonable profit over the initial two-year term of the investment advisory agreement with respect to each New Fund. The Board concluded that CI’s expected level of profitability was not excessive.

Conclusion. Having requested and received such information from CI as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the proposed advisory fees were not unreasonable and that approval of the Advisory Agreement was in the best interests of the Trust and future shareholders of each New Fund.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	61

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2021, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

62	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 877.314.9006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 877.314.9006.

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	63

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees

Name,	Position(s)
Address,	Held with	Length of Service
Year of Birth	Registrant	and Term	Principal Occupation(s) During Past 5 Years
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009- 2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009- 2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).

*	As of March 31, 2021, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

64	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Number of Funds
Overseen In The
Fund Complex*	Other Directorships Held During Past 5 Years**
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	65

CENTERSTONE INVESTORS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Officers of the Trust

	Position(s)	Length of
Name, Address,	Held with	Service
Year of Birth	Registrant	and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/ Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 877.314.9006.

66	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

NORTHERN LIGHTS FUND TRUST III

PRIVACY NOTICE	REV. MAY 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	w	Social Security number and income

	w	assets, account transfers and transaction history

	w	investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you.	NO	We do not share
For joint marketing with other financial companies.	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We do not share
For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?     Call 1-631-490-4300

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	67

NORTHERN LIGHTS FUND TRUST III

PRIVACY NOTICE

WHAT WE DO
How does Northern Lights Fund Trust III protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Northern Lights Fund Trust III collect my personal information?	We collect your personal information, for example, when you

	w	open an account or give us contact information

	w	provide account information or give us your income information

	w	make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all	Federal law gives you the right to limit only
sharing?
	w	sharing for affiliates’ everyday business purposes— information about your creditworthiness.

	w	affiliates from using your information to market to you

	w	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	w	Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	w	Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	w	Northern Lights Fund Trust III does not jointly market.

68	Centerstone Investors ♦ Annual Report ♦ March 31, 2021

CENTERSTONE INVESTORS

Investment Advisor
Centerstone Investors, LLC
228 Park Avenue S
Suite 75938
New York, NY 10003

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

Legal Counsel
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent, Fund Accountant and Fund Administrator
Gemini Fund Services, LLC
4221 North 203rd Street
Suite 100
Elkhorn, NE 68022

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street
Suite 100
Elkhorn, NE 68022

Centerstone Investors ♦ Annual Report ♦ March 31, 2021	69

CENTERSTONE
INVESTORS

Centerstone Investors • 228 Park Avenue S, Suite 75938 • New York, New York 10003
212.503.5790 • centerstoneinv.com •

CEN-AR21

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $30,500

2020 - $29,000

(b)	Audit-Related Fees

2021 - None

2020 - None

(c)	Tax Fees

2021 - $7,000

2020 - $7,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $7,000

2020 - $7,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/8/2021

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasure

Date 6/8/2021